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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 2002

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                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

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
                 DELAWARE                               001-31465                           35-2164875
       (State or other jurisdiction                 (Commission File                     (I.R.S. Employer
    of incorporation or organization)                    Number)                       Identification No.)

        601 JEFFERSON, SUITE 3600
              HOUSTON, TEXAS                                                                  77002
 (Address of principal executive offices)                                                   (Zip code)
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       Registrant's telephone number, including area code: (713) 751-7507

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ITEM 5. OTHER EVENTS.

         Reference is made to the Natural Resource Partners L.P. press release attached hereto as Exhibit 99.1 and incorporated by reference herein, which relates to the company's agreement to acquire 120 million tons of coal reserves from subsidiaries of El Paso Corporation for $69 million in cash.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.         Description
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  99.1              Press release issued November 7, 2002
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NATURAL RESOURCE PARTNERS L.P.
                                 (Registrant)

                                 By:  NRP (GP) LP
                                      its General Partner

                                 By:  GP Natural Resource Partners LLC
                                      its General Partner


                                      /s/ CHARLES H. KERR
                                      --------------------------------
                                      Charles H. Kerr
                                      Secretary

Dated: November 7, 2002
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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
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  99.1                     Press release issued November 7, 2002